UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PPL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
PPL CORPORATION

2024 Annual Meeting
Vote by May 14, 2024 11:59 P.M. ET

PPL CORPORATION C/O PROXY SERVICES P.O. BOX 9163
FARMINGDALE, NY 11735

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You invested in PPL CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the Annual Meeting of Shareowners to be held on May 15, 2024.

Get informed before you vote

This communication presents only an overview of the more complete proxy materials that are available to you and contain important information. View the Notice and Proxy Statement and Annual Report online at www.pplweb.com/PPLCorpProxy OR you can receive a free paper or email copy of the materials by requesting prior to May 1, 2024. If you would like to request a paper or email copy of the materials for this and/or future shareowner meetings, you may (1) visit www.proxyvote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not receive a paper or email copy. If you request a paper copy of the proxy materials, it will include a proxy card.

For complete information and to vote, visit www.ProxyVote.com

Control #

Smartphone users Point your camera here and vote without entering a control number	Attend and Vote Virtually at the Meeting* May 15, 2024 9:00 A.M. Eastern Time
Virtually at: www.virtualshareholdermeeting.com/PPL2024

*You must have your control number indicated above.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

Below is an overview of the proposals being presented at the upcoming shareowner meeting. Please follow the instructions
on the reverse side to vote on these important matters. We
encourage you to access and review all of the important
information contained in the proxy materials before voting.

Voting Items		Board Recommends
1.	Election of Directors
1a.	Arthur P. Beattie	For
1b.	Raja Rajamannar	For
1c.	Heather B. Redman	For
1d.	Craig A. Rogerson	For
1e.	Vincent Sorgi	For
1f.	Linda G. Sullivan	For
1g.	Natica von Althann	For
1h.	Keith H. Williamson	For
1i.	Phoebe A. Wood	For
1j.	Armando Zagalo de Lima	For
2.	Advisory vote to approve compensation of named executive officers	For
3.	Ratification of the appointment of Independent Registered Public Accounting Firm	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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